UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 26, 2020

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-04802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.174% Notes due June 4, 2021	BDX/21	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Depositary Shares Offering by the Company (as defined and described under Item 8.01 below), on May 21, 2020, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) with the State of New Jersey Department of Treasury to establish the preferences, limitations and relative rights of its 6.00% Mandatory Convertible Preferred Stock, Series B, liquidation preference $1,000.00 per share, par value $1.00 per share (the “Mandatory Convertible Preferred Stock”). The Certificate of Amendment became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the Common Stock (as defined below) or any other shares of junior stock; no dividend or distribution will be declared or paid on the Company’s parity stock; and no Common Stock, junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all past dividend periods on the Mandatory Convertible Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sufficient sum of cash and/or number of shares of Common Stock for the payment of such dividends has been set aside for the benefit of the holders of shares of the Mandatory Convertible Preferred Stock on the applicable regular record date).

Unless converted earlier, each share of Mandatory Convertible Preferred Stock will convert automatically on the mandatory conversion date of June 1, 2023 (subject to postponement in certain cases), into between 3.4722 and 4.1666 shares of Common Stock, subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon conversion will be determined based on the average volume weighted average price per share of Common Stock over the 20 consecutive trading day period commencing on, and including, the 22nd scheduled trading day prior to June 1, 2023.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive out of the Company’s assets available for distribution to its stockholders, subject to rights of its creditors, before any payment or distribution is made to holders of junior stock (including Common Stock), payment in full of the amount of $1,000 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to any accumulated and unpaid dividends, whether or not declared, on such shares to (but not including) the date fixed for liquidation, dissolution or winding-up.

The foregoing description of the terms of the Mandatory Convertible Preferred Stock, including such restrictions, is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 21, 2020, the Company filed the Certificate of Amendment with the State of New Jersey Department of Treasury to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 8.01. Other Events.

Offering of Common Stock

On May 20, 2020, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed in Schedule II thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters in a registered public offering (the “Common Stock Offering”) an aggregate of up to 7,187,500 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), including 937,500 additional shares of Common Stock if the Common Stock Underwriters exercise their option to purchase additional shares in full, at the public offering price, less the underwriting discount. The Common Stock Offering was made pursuant to a prospectus supplement to the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-224464) (the “Registration Statement”). The Common Stock Offering closed on May 26, 2020.

The foregoing description of the terms and conditions of the Common Stock Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Common Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

Offering of Depositary Shares

On May 20, 2020, the Company entered into an underwriting agreement (the “Depositary Shares Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed in Schedule II thereto (the “Depositary Share Underwriters”), pursuant to which the Company agreed to issue and sell, in a registered public offering (“Depositary Shares Offering”) to the Depositary Share Underwriters up to 34,500,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of the Company’s Mandatory Convertible Preferred Stock, including 4,500,000 Depositary Shares if the Depositary Share Underwriters exercise their option to purchase additional Depositary Shares in full to cover overallotments, at the public offering price, less the underwriting discount. The Depositary Shares Offering was made pursuant to a prospectus supplement to the Registration Statement.  The Depositary Shares Offering closed on May 26, 2020.

The foregoing description of the terms and conditions of the Depositary Shares Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Depositary Shares Underwriting Agreement, a copy of which is filed as Exhibit 1.2 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1
Underwriting Agreement, dated as of May 20, 2020, by and among Becton, Dickinson and Company and J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters, with respect to the Common Stock Offering.

1.2
Underwriting Agreement, dated as of May 20, 2020, by and among Becton, Dickinson and Company and J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters, with respect to the Depositary Shares Offering.

3.1
Certificate of Amendment of the Company’s Restated Certificate of Incorporation, filed with the State of New Jersey Department of Treasury and effective May 21, 2020 (incorporated by reference to Exhibit 4.1 of the registrant’s registration statement on Form 8-A filed on May 26, 2020).

4.1
Form of Certificate for the 6.00% Mandatory Convertible Preferred Stock, Series B (incorporated by reference to Exhibit 4.2 of the registrant’s registration statement on Form 8-A filed on May 26, 2020).

4.2
Deposit Agreement, dated as of May 26, 2020, among Becton, Dickinson and Company and Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary and Computershare Trust Company, N.A., acting as Registrar and Transfer Agent, on behalf of the holders from time to time of the depositary receipts described therein (incorporated by reference to Exhibit 4.3 of the registrant’s registration statement on Form 8-A filed on May 26, 2020).

4.3	Form of Depositary Receipt for the Depositary Shares (incorporated by reference to Exhibit 4.4 of the registrant’s registration statement on Form 8-A filed on May 26, 2020).

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the Common Stock Offering.

5.2	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the Depositary Shares Offering.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included in Exhibit 5.1).

23.2	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included in Exhibit 5.2).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

	By:	/s/ Gary DeFazio

	Name:	Gary DeFazio
	Title:	Senior Vice President, Corporate Secretary and Associate General Counsel

Date: May 26, 2020